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                                                                  Exhibit 10.161

                            INDUSTRIAL BUILDING LEASE

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 DATE OF LEASE                     TERM OF LEASE                  MONTHLY RENT
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                              BEGINNING           ENDING

January __, 1997          February 1, 1997   February 28, 2000
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Location of Premise:

Approximately 42,000 sq. ft. in 1550 Huntington Avenue            See Section 22
Building, Calumet City, Illinois
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Purpose:

Warehousing, distribution and assembly of cosmetic products and related office use
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LESSEE:                                LESSOR:

NAME:  Dana Perfumes Corporation, a    NAME AND  First National Bank of Illinois
       Delaware corporation, d/b/a     BUSINESS: as Trustee under Trust 2871
       Classic                                   F/K/A
       Edition Fragrances, Inc.                  First National Bank of Lansing
                                                 as Trustee under Trust No. 2871

ADDRESS:  1550 Huntington Avenue        ADDRESS: c/o Robert A. Jones, Sr.
          Calumet City, Illinois                 8401 W. 185th Street
                                                 Tinley Park, Illinois 60477

In consideration of the mutual covenants and agreements herein issued. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT

1. Commencing March 1, 1997, Lessee shall pay Lessor's beneficiaries or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, as Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND UPKEEP OF PREMISES

2. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the
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condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of said rent.

LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT

3. Lessee will not allow the Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applic able municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent, not to be unreasonably withheld, of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants of the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent, not to be unreasonably withheld, of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.
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MECHANIC'S LIEN

4. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR ACCIDENTS

5. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Leasee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damages or expense, arising out of or from any accident or other occurrence on or about the Premises causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof unless caused by Lessor's intentional acts or negligence.

NON-LIABILITY OF LESSOR

6. Except as provided by Illinois statute, Lessor shall not be liable for any damages occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any
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damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS AND ELECTRIC CHARGES

7. Lessee will pay in addition to the rent above specified, the cost of all utilities or services, provided to the Premises, including, but not limited to, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents andbills for gas, electric light and power or other utility charges shall not be said when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be in much additional rent and payable with the installment of rent next due thereafter.

KEEP PREMISES IN REPAIR

8. Except as provided in Section 23, Lessor shall not be obliged to incur any expense for repairing any improvements, and damaged premises or connected therewith, and the Lessee at his own expense will keep all interior and exterior improvements in good repair, injury by fire, or other causes beyond Lessee's control excepted, and will comply with all local or general regulations, laws and ordinances thereto as well as lawful requirements of all competent authorities in that behalf, Lessee will, as far as possible keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO PREMISES

9. Lessee will during the final six (6) months of the Term (as defined herein) allow Lessor upon prior notice free access to the Premises for the purpose of examining or exhibiting in same or to make any needful repairs, or alterations thereof which Lessor may see necessary and will allow to have placed upon the Premises at all times
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notices of "For Sale" and "To Rent", and shall not interfere with the same.

ABANDONMENT AND RELETTING

10. If Lessee shall abandon or vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem at, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER

11. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of Five Hundred Dollars ($500.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE HAZARD

12. There shall not be allowed, kept, or used on the Premises any inflammable, or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

DEFAULT BY LESSEE

13. If defaults be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and re-enter the Premises or any part thereof, with or (to the extent permitted by law) without notice of process of law, and remove Lessee or any persons occupying the same,
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without prejudice to any remedies which might otherwise be used for arrears of rent.

NO RENT DEDUCTION OR SET OFF

14. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER NOTICE OR SUIT

15. It is further agreed, by the parties hereto, that after the service of notice, or the commencement of a full or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF COSTS

16. Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

RIGHTS CUMULATIVE

17. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND CASUALTY

18. "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Section 26. All proceeds from any Insured Loss shall be deposited into an escrow and released only upon the direction of Landlord. If at any time during the Term there is any damage to the Premises, Lessee may, at its option, either: (i) repair such damage with such repair com mencing no later than forty-five (45) days after the damage of the Premises, using insurance proceeds, in which case this Lease shall continue in full force and effect; or (ii) upon written notice to Lessor, permit Lessor to retain all insurance proceeds and cancel and terminate this Lease as of the date of the occurrence of such damage, provided however, Lessee has maintained all insurance required
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under this Lease. If Lessee elects to repair such damage, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten (10) days after Lessee has received notice from Lessor of the shortage of insurance. Lessee shall in no event have any right to reimbursement for any such amounts so contributed. Lessor shall disburse such insurance proceeds to Lessee from time to time as is reasonably required to complete construction upon delivery to Lessor of customary lien waivers, sworn contractor's affidavits and other reasonable documenta tion requested by Lessor. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

SUBORDINATION

19. This lease is subordinate to all mortgages which may now or hereafter affect the Premises.

PLURALS; SUCCESSORS

20. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by for or their attorney or agent.

SEVERABILITY

21. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.
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22. Lessee shall pay base rent during the term in the following amounts:

         Lease Year                  Monthly              Annual

      2/1/97-2/28/97                    -0-
      3/1/97-2/29/00               $13,125.00           $157,500.00

Base rent payments shall commence on March 1, 1997 and each monthly rent payment thereafter shall be paid not later than the first day of the month. Base rent for any partial month shall be prorated. Lessor shall deliver the Premises to Lessee on February 1, 1997. Lessee shall not be obligated for the payment of base rent for the period commencing February 1, 1997 through February 28, 1997 (inclusive).

23. Lessor covenants and agrees during the term of this lease to promptly make all necessary repairs to or replace as necessary, the roof, the main parking lot in the front of the Premises and structural components of the building provided, however, that in each case Lessee shall promptly give Lessor notice of any and all defects or repairs which are to be made and further, that with respect to any such defect and repairs that they do not arise from the act or neglect of the Lessee. Lessee shall pay to Landlord the entire cost of any defect and repair which arises from the act or neglect of the Lessee, its employees, agents, or contractors. Lessor's covenant pursuant to this Section 23 is limited to maintaining the parking lot, roof and structural components of the building in the same condition as of the date hereof.

24. Lessee, without limiting its general obligation under Sections 2 or 8 herein and at Lessee's sole cost and expense, covenants and agrees during the term of this lease (i) to perform the following services on the premises: snow removal and landscaping; and (ii) to operate and maintain the existing DMC security and fire system, and the lawn sprinkler system.

25. Lessor shall have the right from time to time and at any time during the Term of this lease to mortgage the Premises and Lessee agrees that this lease is subject and subordinate to the terms of any mortgage now existing or hereafter to be placed on or encumber all or any part of the Premises. Lessee further agrees to execute within ten (10) days after Lessor's request any and all documents required by the mortgagee to evidence the subordination of this lease and estoppel certificates with respect to rent payments and other reasonable matters such as any default under the lease or any such documents, provided such documents contain appropriate non-disturbance provisions.

26. Lessee shall furnish to Lessor a certificate of insurance evidencing a commercial general liability insurance policy, naming Lessor, its agents, lenders and beneficiaries, as additional insured parties and containing a limit of not less than Two Million Dollars ($2,000,000.00). Lessee shall also furnish to Lessor a certificate of insurance
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evidencing a policy of insurance covering loss or damage to the Premises, in the amount not less than 100 percent of the full replacement value of the Premises, including, but not limited to, the value of all improvements thereon, naming Lessor, its agents, lenders and beneficiaries as additional insured parties. All of said policies shall be with financially sound and reputable insurance companies reasonably acceptable to Lessor and the original or a memorandum of each policy so obtained by Lessee shall be delivered to Lessor. Lessee shall maintain coverage during the entire Term, and also at all times during any construction or remodeling of the Premises by Lessee. All such policies shall provide that same shall not be canceled except on not less than twenty (20) days' prior written notice to Lessor. Lessee shall deliver proof of payment of each premium payable under each insurance policy not later than twenty (20) days prior to the date on which failure to pay such premium would cause such policy to lapse. If Lessee shall fail within the period hereinabove fixed for such purposes, to obtain any such insurance required hereunder or to pay all premiums with respect thereto, Lessor shall have the right, but not be obligated to, obtain any such insurance and/or pay any such premiums not so paid by lessee.
Any monies advanced by Lessor forsuch purpose shall be deemed additional rent and shall be payable immediately by Lessee to Lessor.

27. In the event the monthly rent or any additional rent is not received by Lessor within ten (10) calendar days after notice of default, Lessee shall pay to Lessor, in addition to such monthly rent or additional rent, a late charge equal to five percent (5%) of the amount of rent not paid within the said ten
(10) calendar days.

28. Lessee shall deposit with Lessor the sum of $86,800.00 as a security deposit upon Lessee's execution and submission of this lease. Lessor shall deposit the security deposit in an interest bearing third party escrow account. The security deposit shall serve as security for the prompt, full and faithful performance by Lessee of the terms and provisions of this lease. If Lessee commits a default under this lease which remains uncured upon the expiration of any cure period for such default, or owes any amount to Lessor upon the expiration of this lease, Lessor may use or apply the whole or any part of the security deposit for the payment of Lessee's obligations hereunder. The use or application of the security deposit shall not prevent Lessor from exercising any other right or remedy available to Lessor and shall not be construed as liquidated damages. If the security deposit is reduced by such use or application, Lessee shall deposit with Lessor within ten (10) days after written notice, an amount sufficient to restore the full amount of the security deposit. In the event of bankruptcy or other insolvency proceeding against Lessee, the security deposit shall be deemed to be applied to the payment of overdue rent from the earliest time such rent became overdue prior to the filing of such proceeding.

Provided Tenant has timely performed its obligations under the Lease, the security deposit shall be returned to Tenant in the following manner:
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a. at the end of the first Lease year, $23,400 plus accrued interest to date shall be returned to Tenant;

b. at the end of the second Lease year, $23,400 plus accrued interest to date shall be returned to Tenant; and

c. at the end of the initial term of the Lease, the remaining $40,000 plus accrued interest to date shall be returned to Tenant.

Notwithstanding the foregoing, and in addition to Lessor's right to apply the security deposit against the rent, in the event Lessee commits a default under this Lease during the initial term of this Lease, Lessor shall have the right to apply the security deposit to reimburse Lessor in an amount not less than $50,000 for the costs incurred by Lessor in connection with this Lease including but not limited to, Lessor's painting, cleaning and miscellaneous improvements to the Premises, the carpeting allowance and broker fees.

29. Lessee shall not place any signs on exterior walls of the building or elsewhere on the Premises (with the exception of the interior of the building) without Lessor's prior written approval, which approval shall not be unreasonably withheld.

30. Lessee shall pay the real property tax, as defined herein, applicable to the Premises for the period commencing March 1, 1997 and continuing through the remainder of the Term. Notwithstanding anything to the contrary contained herein, Lessee's obligation under this Section 30 for the last thirteen (13) calendar months of the Initial Term (as hereinafter defined) shall not exceed Five Thousand Two Hundred Fifty Dollars ($5,250.00) per month. Lessee shall deposit with Lessor's bene ficiaries or Lessor's agent on the first (1st) day of each month of the Term, commencing March 1, 1997, in the same manner as rent, a sum equal to one-twelfth (1/12) of the estimated annual real property taxes as estimated by Lessor ("Escrow Fund"). Failure to make the deposits required hereunder shall constitute a breach of this Lease. Lessor shall use the Escrow Fund solely for the payment of the aforementioned real property taxes and shall deposit such funds in an account, which account need not be separate from Lessor's general accounts. If the amount of the Escrow Fund together with the future periodic deposits to such Escrow Fund payable prior to the due date of the aforementioned real property taxes exceeds the amount reasonably estimated by Lessor as being required to pay those taxes, such excess shall be applied first to cure any breach in the performance of Lessee's covenants or agreements hereunder and second, at Lessor's option, as a credit toward any amounts to become due under this Lease. If the amount of the Escrow Fund shall not be sufficient to pay the aforementioned real estate taxes, Lessee shall pay to Lessor any amount necessary to make up the defi ciency within ten (10) days from the date Lessor notifies Lessee in writing of that deficiency. As used herein, the term "real property tax" shall include any form of real
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estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. The term "real property tax" shall not include: (a) any income, gross receipts, or similar tax assessed on or in respect of the general income of Lessor, (b) any capital levy, succession, or similar tax assessed or payable by reason of any transfer of any estate or property of Lessor, or (c) any corporation or other franchise, license, mercantile or similar tax assessed against or payable by Lessor other than with respect to the use or occupancy of the Premises.

31. As used herein, "Initial Term" means a thirty-seven (37) month term if this Lease, which shall commence on the date hereof, and which shall end on February 29, 2000. Provided Lessee is not then in default under this Lease, Lessee shall have one option to extend the Term of this Lease for a period of three (3) years (the "Option Term"). Such Option Term shall be upon the same terms, conditions and provisions as are applicable to the Initial Term except that the amount of rent payable by Lessee during such Option Term shall be fixed at an amount equivalent to the existing market rental rate of the Premises at the commencement of the Option Term and the real estate cap shall be terminated (Lessee shall pay full amount of all applicable real property taxes). In addition, Tenant shall deposit with Landlord a security deposit in the amount of one month's base rent. The Option must be exercised, if at all, by notice in writing delivered to Lessor not later than six months prior to, the last day after the end of the Initial Term. The Option Term shall commence the day after the end of the Initial Term. "Term" means the Initial Term and the Option Term (if any).

32. The parties represent as follows: (i) the sole real estate broker employed by Lessor in connection with this Lease is CB Commercial Real Estate Group ("CB"), and (ii) the sole real estate broker employed by Lessee in connection with this Lease is Colliers, Bennett & Kahnweiler ("Colliers"). CB and Colliers are herein collectively referred to as the "Brokers." Lessor shall be responsible for any commission due to the Brokers in the manner and as provided for in Lessor's brokerage agreement with
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CB dated January 15, 1996 as amended by
that certain Letter Agreement dated December 23, 1996 and February 3, 1997. Such payment shall constitute the full extent of Lessor's liability or obligation to the Brokers.

33. Except as specifically provided otherwise herein, within thirty (30) days of the execution hereof ("Improvement Period"), Lessor shall, at its cost and expense, perform those improvements to the Premises set forth on Exhibit A attached hereto and made a part hereof (the "Improvements"). The Improvements shall be performed to the reasonable satisfaction of Lessee and in the event non-material Improvements need to be completed by Lessor after the end of the Improvement Period, Lessee may, within five (5) days after the end of the Improvement Period, provide to Lessor a written punchlist ("Punchlist") indicating such non-material Improvements needing to be completed by Lessor. If Lessee provides the Punchlist to Lessor, Lessor shall complete the non-material Improvements listed thereon by April 1, 1997. The parties agree that the Improvements shall constitute Lessor's sole obligation regarding the condition of the Premises and that Lessor shall be under no obligation to perform any additional work upon the Premises beyond the Improvements.

34. Lessor acknowledges that Lessee may enter into a credit agreement with certain lenders ("Lender"), and to secure the obligations arising under such credit agreement Lessee may grant to Lender a security interest in and lien upon all or substantially all of the tangible and intangible property of Lessee, including, without limitation, all of Lessee's cash, cash equivalents, goods, inventory, machinery, equipment, furniture and fixtures, together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing (collectively, the "Collateral"). Provided Lessee has received written notice of Lender's perfected interest in the Collateral, Lessor agrees to provide Lender with (a) a copy of any cancellation, amendment, consent, or waiver under the Lease, and (b) written notice of any default or claimed default by Lessee under the Lease (collectively "Tenant Notice") at the same time as it amends such notice to Lessee.

35. Lessor agrees that the Collateral may be stored, utilized, and/or installed at the Premises and shall not be deemed a fixture or part of the real estate but shall at all times be considered personal property, whether or not any Collateral becomes so related to the real estate that an interest therein would otherwise arise under applicable law.

36. Prior to a termination of the lease and for a period not to exceed thirty
(30) days following receipt by Lender of a Tenant Notice, Lender or its representatives or invitees may enter upon the Premises at any time without any interference by Lessor to inspect or remove any or all of the Collateral.

37. This Industrial Lease shall be governed by Illinois law.
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THIS INSTRUMENT is executed by the undersigned Trustee, not personally but solely as Trustee under the terms of that certain agreement dated September 1, 1977, creating Trust No. 2871 and it is expressly understood and agreed by the parties hereto, anything herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are made and intended, not as personal covenants, undertakings, representations and agreements of the Trustee, individually, or for the purpose of binding it personally but this instrument is executed and delivered by the FIRST NATIONAL BANK OF ILLINOIS F/K/A FIRST NATIONAL BANK OFLANSING, as Trustee, solely in the exercise of the powers conferred upon it as such Trustee under said agreement and no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforced against the FIRST NATIONAL BANK OF ILLINOIS F/K/A FIRST NATIONAL BANK OF LANSING, on account hereof, or on account of any covenant, undertaking, representation or agreement herein contained, either expressed or implied, all such personal liability, if any being hereby expressly waived and released by the parties hereto or holder hereof, and by all persons claiming by or through or under said parties or holder hereof.

If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

This lease consists of 10 pages numbered 1 to 10, including a rider consisting of no pages, identified by Lessor and Lessee.

IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:                                    LESSOR:

DANA PERFUMES CORPORATION,                 FIRST NATIONAL BANK OF
a Delaware corporation, d/b/a Classic      ILLINOIS, as Trustee under Trust 2871
Edition Fragrances, Inc.                   F/K/A First National Bank of Lansing

By:__________________________________      By:__________________________(seal)
    Its:                                       Its:

Attest:______________________________      By:__________________________(seal)
        Its:                                    Its:

                                                          ASSIGNMENT BY LESSOR

On this ______________, 19__, for value received, Lessor hereby transfers, assigns and sets over to _______________________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, accept rent due and payable prior to ___________, 19__.

                                                                          (seal)

                                                                          (seal)

                                                             STATE OF ILLINOIS )
                                                                          ) ss.:
                                                                COUNTY OF COOK )

I, ____________________, a Notary Public in and for said County in the state aforesaid, DO HEREBY CERTIFY, that _______________________, of the FIRST NATIONAL BANK OF LANSING, ILLINOIS, a National Banking Association, and ________________________, of said National Banking Association, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Trust Officer and Sr. Vice President respectively appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary acts, and as the free and voluntary act of said National Banking Association, as Trustee, for the uses and purposes therein set forth and the said Sr. Vice President did also then and there acknowledge that he, as custodian of the corporate seal of said National Banking Association, did affix the said corporate seal of said National Banking Association to said instrument as his own free and voluntary act, and as the free and voluntary act of said National Banking Association, as Trustee, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this _____ day of ______, 199_.

                                                          MY COMMISSION EXPIRES:

                                                ________________________________
                                                                   Notary Public

                                                             STATE OF ILLINOIS )
                                                                          ) ss.:
                                                                COUNTY OF COOK )

I, Jason Franklin, a Notary Public in and for said County in the state aforesaid, DO HEREBY CERTIFY, that Sean E. Greene, personally known to me to be the President of DANA PERFUMES CORPORATION, a Delaware corporation, and Stephen
E. Nizenholz, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such President, and Vice President, they signed and delivered the said instrument as President, and Vice President of said Dana Perfumes Corp., as their free and voluntary act, and as the free and voluntary act and deed of said Dana Perfumes Corp., for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 6th day of February, 1997.

                                              MY COMMISSION EXPIRES:  04/11/00

                                                         /s/ JASON L. FRANKLIN
                                                         ---------------------
                                                                 Notary Public

                                    EXHIBIT A

1.  Broom sweep warehouse floors.
2.  Repair dock doors as necessary.
3.  Repair weather seals on doors as necessary.
4.  Repair dock bumpers as necessary.
5.  Repair lighting fixtures throughout warehouse as necessary.
6.  Repair unit heaters as necessary.
7.  Repaint offices and bathrooms.
8. Lessor shall provide to Lessee within seven (7) days from the date hereof a check in the amount of $5,500. Lessee is obligated to expend not less than $5,500 in new carpet to be installed in the Premises. Lessee shall install carpet in the first floor office area where carpet is located as of the date hereof. Lessee shall forward paid invoices to Lessor for the carpeting for Lessor's records.
9.  Repair or replace broken or water stained ceiling tiles as necessary.
10. Repair or replace office lighting fixtures as necessary.
11. Clean and sanitize all bathrooms.
12. Provide handicap handrails in two bathrooms downstairs.
13. Provide all mechanical and electrical equipment, including HVAC, sprinkler system, plumbing system and electrical system in good operating condition.
14. Remove debris on west side of building.
15. Clean all carpeting on second floor.
16. Strip and polish all non-carpeted floors on the first and second floors.
17. Clean all vinyl wall covering.
18. Remove telecommunication and computer equipment in computer room and repair wall (including replace wallpaper as necessary).

THIS INSTRUMENT IS EXECUTED BY THE UNDERSIGNED TRUSTEE, NOT PERSONALLY BUT SOLELY AS TRUSTEE UNDER THE TERMS OF THAT CERTAIN AGREEMENT DATED SEPTEMBER 1, 1977, CREATING TRUST NO. 2871 AND IT IS EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO, ANYTHING HEREIN TO THE CONTRARY NOTWITH STANDING, THAT EACH AND ALL OF THE COVENANTS, UNDERTAKINGS, REPRESENTATIONS AND AGREEMENTS HEREIN MADE ARE MADE AND INTENDED, NOT AS PERSONAL COVENANTS, UNDERTAKINGS, REPRE SENTATIONS AND AGREEMENTS OF THE TRUSTEE, INDIVIDUALLY, OR FOR THE PURPOSES OF BINDING IT PERSONALLY BUT THIS INSTRUMENT IS EXECUTED AND DELIVERED BY THE FIRST NATIONAL BANK OF ILLINOIS, LANSING, ILLINOIS, AS TRUSTEE, SOLELY IN THE EXERCISE OF THE POWERS CONFERRED UPON IT AS SUCH TRUSTEE UNDER SAID AGREEMENT AND NOT PERSONAL LIABILITY OR PERSONAL RESPONS IBILITY IS ASSUMED BY NOR SHALL AT ANY TIME BE ASSERTED OR ENFORCED AGAINST THE FIRST NATIONAL BANK OF ILLINOIS, LANSING, ILLINOIS, ON ACCOUNT HEREOF, OR ON ACCOUNT OF ANY COVENANT, UNDERTAKING, REPRESENTATION OR AGREEMENT HEREIN CONTAINED, EITHER EXPRESSED OR IMPLIED, ALL SUCH PERSONAL LIABILITY, IF ANY BEING HEREBY EXPRESSLY WAIVED AND RELEASED BY THE PARTIESHERETO OR HOLDER HEREOF, AND BY ALL PERSONS CLAIMING BY OR THROUGH OR UNDER SAID PARTIES OR HOLDER HEREOF.

IN WITNESS WHEREOF, SAID FIRST NATIONAL BANK OF ILLINOIS, LANSING, ILLINOIS, HAS CAUSED ITS NAME TO BE SIGNED TO THESE PRESENTS BY A V.P. AND T.O. AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED AND ATTESTED BY ITS TRUST OFFICER.

                                           FIRST NATIONAL BANK OF ILLINOIS,
                                           LANSING, ILLINOIS AS TRUSTEE
                                           AFORESAID AND NOT PERSONALLY.

                                           BY:  /s/ DAVID G. CLARK
                                               ---------------------------------
                                               DAVID G. CLARK, V.P. AND T.O.

STATE OF ILLINOIS )
               ss.:
STATE OF COOK     )

I, DAWN R. BAILEY, A NOTARY PUBLIC IN AND FOR SAID COUNTY AND IN THE STATE AFORESAID, DO HEREBY CERTIFY, THAT DAVID G. CLARK OF THE FIRST NATIONAL BANK OF ILLINOIS, LANSING, ILLINOIS, A NATIONAL BANKING ASSOCIATION, AND CAROL J. BRANDT, OF SAID FIRST NATIONAL BANKING ASSOCIATION, PERSONALLY KNOWN TO ME TO BE THE SAME PERSONS WHOSE NAMES ARE SUBSCRIBED TO THE AFOREGOING INSTRUMENT AS SUCH V.P. AND T.O. AND TRUST OFFICER, RESPECTFULLY, APPEARED BEFORE ME THIS DAY IN PERSON AND ACKNOWLEDGED THAT THEY SIGNED AND DELIVERED THE SAID INSTRUMENT AS THEIR OWN FREE AND VOLUNTARY ACTS, AND AS THE FREE AND VOLUNTARY ACTION OF SAID NATIONAL BANKING ASSOCIATION, AS TRUSTEE, FOR THE USES AND PURPOSES THEREIN SET FORTH; AND THE SAID CAROL J. BRANDT DID ALSO THEN AND THERE ACKNOWLEDGE THAT SHE, AS CUSTODIAN OF THE CORPORATE SEAL OF SAID NATIONAL BANKING ASSOCIATION, DID AFFIX THE SAID CORPORATE SEAL OF SAID NATIONAL BANKING ASSOCIATION, TO SAID INSTRUMENT AS HER OWN FREE AND VOLUNTARY ACT, AND AS THE FREE AND VOLUNTARY ACT OF SAID NATIONAL BANKING ASSOCIA TION, AS TRUSTEE FOR THE USES AND PURPOSES THEREIN SET FORTH.

GIVEN UNDER MY HAND AND NOTARIAL SEAL THIS 4 DAY OF FEBRUARY, 1997.

MY COMMISSION EXPIRES:

10/22/99

/s/ DAWN R. BAILEY
------------------
NOTARY PUBLIC

                                February 4, 1997

Dana Perfume Corporation
d/b/a Classic Edition Fragrances, Inc.
c/o Dana Perfumes Corporation
635 Madison Avenue
New York, New York 10022
Attention: Mr. Stephen Nisenholz

     Re:  Equipment Lease for 1550 Huntington Avenue, Calumet City, Illinois

Gentlemen:

As of the date hereof, Dana Perfumes Corporation and First National Bank of Illinois, as Trustee under Trust No. 2871 have entered into a Lease for the premises at 1550 Huntington Avenue, Calumet City, Illinois. In connection with such Lease, Dana Perfumes Corporation desires to lease from the beneficiary of the land trust, Mr. Robert Jones, Sr., the racking system and office equipment located at the premises as of the date hereof. The equipment includes See Below
(A) of good frames and decking. Mr. Jones agrees to Lease such office equipment to Dana Perfumes Corporation at the rate of $1,250 per month payable on the first day of each month for the duration of the Lease in the same manner as the payment of base rent. Dana Perfumes Corporation agrees that the rental payment for the office equipment shall commence on February 1, 1997. Dana Perfumes Corporation further agrees to furnish Mr. Jones a certificate of insurance evidencing a policy of insurance covering loss or damage to the office equipment in an amount not less than $150,000, naming Mr. Jones as an additional insured party. Said insurance policy shall be with a financially sound and reputable insurance company reasonably acceptable to Mr. Jones.

In the event Dana Perfumes Corporation removes or takes down any portion of the racking, Dana Perfumes Corporation is obligated to reinstall such racking in its original position prior to the termination of the Lease. The racking and office equipment shall be returned to Mr. Jones in the same condition as when received by Dana Perfumes Corporation, normal wear and tear accepted. Please acknowledge your agreement to the terms of this letter agreement by executing a copy of the letter agreement and returning the executed copy to my attention.

                                             Very truly yours,

                                               /s/ ROBERT JONES
                                               ---------------------------------
                                               Robert Jones, Sr.

                                            Accepted and Acknowledged
                                            this 6th day of February, 1997

                                            Dana Perfumes Corporation

                                            By: /s/ SEANE GREENE
                                               ---------------------------------
                                            Its: President

A. 3356 Beams
3221 Wire decks
442 Frames of which 394 are good Office Equipment (Numbers of equipment and condition to be confirmed by tenant at _____________.